SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement.
☐	Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive proxy statement.
☐	Definitive additional materials.
☒	Soliciting material under Rule 14a-12.
Osmonics, Inc.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Date: December 20, 2002

        This document contains forward-looking statements. The following factors, among others, could cause the actual results of the acquisition to differ materially from Osmonics' expectations: the ability to timely and fully realize the expected cost savings and revenues; competition; changes in economic conditions. Osmonics does not assume any duty to update forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such statements are based on information available as of the date hereof, and are made only as of the date hereof. To the extent that such statements relate to the proposed merger referred to in this document, there is a risk, among others, that the merger might not be completed.

        The proposed transaction will be submitted to Osmonics' shareholders for their consideration. GE and Osmonics will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders of Osmonics are urged to read the registration statement and the proxy statement/prospectus, and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about GE and Osmonics, at the SEC's Internet site (http://www.sec.gov).

        Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to GE Power Systems, Attention Dennis Murphy, 4200 Wildwood Parkway, Atlanta, Georgia, 30339, 770/859-6948, or to Osmonics, Investor Relations, 5951 Clearwater Drive, Minnetonka, Minnesota, 55343-8995, or 952/933-2277.

        GE, Osmonics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Osmonics in connection with the merger. Information about the directors and executive officers of GE is set forth in the proxy statement on Schedule 14A for GE's 2002 annual meeting of shareholders, as filed with the SEC on March 8, 2002. Information about the directors and executive officers of Osmonics and their ownership of Osmonics common stock is set forth in the proxy statement on Schedule 14A for Osmonics' 2002 annual meeting of shareholders, as filed with the SEC on April 8, 2002.

        Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

        On December 20, 2002, General Electric Company began distributing the following letter to certain customers of GE Betz:

December 20, 2002

Customer Name
Address

Dear                                         :

GE is announcing today its intention to integrate three separate entities into a single customer-focused business that will better serve GE's water and industrial process customers. This step is a great move for us all because it provides GE with enhanced opportunities to create increasingly greater value for our customers, and it represents the next logical step in the evolution and growth of our water and process technology business. And, in fact, this move took into account the feedback many of you have given me over the past few months.

Pending the closing of the Osmonics, Inc. acquisition, which assuming satisfaction of the closing conditions is expected to close in the first quarter of 2003, we plan to combine GE Betz, Osmonics, and GE Water Technologies (GEWT), presently a unit within GE Power Systems, into a single, integrated, customer-focused global business. I will have the privilege of leading this newly formed business, which will be a unit within GE Specialty Materials.

We are announcing this prospective action today so that we can begin immediately to formulate plans for the smooth integration of the three businesses. We want the new business to continue to provide the superior level of service our customers have come to expect, and we are committed to making sure the integration process is a seamless one for everyone we serve.

The newly-created business would make the most of synergy opportunities to broaden our portfolio of products and services for customers worldwide, so for our customers, the benefits of this planned integration are tremendous. You can anticipate access to more innovative technologies, more specialists, more field services, and to an even greater arsenal of water and process solutions to help you succeed.

We will update you on our progress as the new business comes together in 2003. In the meantime, thank you for your support as a valued customer, and be assured that our commitment to your success is stronger than ever.

George R. Oliver
Vice President & General Manager
GE Betz

        This letter shall not constitute an offer of any securities for sale.    The proposed transaction will be submitted to Osmonics' shareholders for their consideration. GE and Osmonics will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders of Osmonics are urged to read the registration statement and the proxy statement/prospectus, and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about GE and Osmonics, at the SEC's Internet site (http://www.sec.gov).

        Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to GE Power Systems, Attention Dennis Murphy, 4200 Wildwood Parkway, Atlanta, Georgia, 30339, 770/859-6948, or to Osmonics, Investor Relations, 5951 Clearwater Drive, Minnetonka, Minnesota, 55343-8995, or 952/933-2277.

        GE, Osmonics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Osmonics in connection with the merger. Information about the directors and executive officers of GE is set forth in the proxy statement on Schedule 14A for GE's 2002 annual meeting of shareholders, as filed with the SEC on March 8, 2002. Information about the directors and executive officers of Osmonics and their ownership of Osmonics common stock is set forth in the proxy statement on Schedule 14A for Osmonics' 2002 annual meeting of shareholders, as filed with the SEC on April 8, 2002.

        Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

        This letter contains forward-looking statements. The following factors, among others, could cause the actual results of the acquisition to differ materially from GE's and Osmonics' expectations: the ability to timely and fully realize the expected cost savings and revenues; competition; changes in economic conditions. Neither GE nor Osmonics assumes any duty to update forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such statements are based on information available as of the date hereof, and are made only as of the date hereof. To the extent that such statements relate to the proposed merger referred to in this letter, there is a risk, among others, that the merger might not be completed.

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On December 20, 2002, General Electric Company distributed the following letter to certain personnel of GE Betz:

Dear GE Betz Colleague:

It is a great day for GE Betz! GE Betz will soon be joined by GE Water Technologies and Osmonics, a planned acquisition, to form an integrated GE water and industrial process platform.

The blending of these three businesses creates an incredible mix of service, quality and products to serve thousands of water and industrial process customers across the globe.

We intend to combine GE Betz, GE Water Technologies, presently a unit within GE Power Systems, and Osmonics, Inc. a planned acquisition, which assuming satisfaction of the closing conditions is expected to close in the first quarter of 2003, into a single, integrated, customer-focused global business. I will have the privilege of leading this newly formed business, which will be a unit within GE Specialty Materials. The combined business will become official after the closing of the Osmonics acquisition.

GE Specialty Materials CEO Bill Woodburn and I wanted to be the first to share this exciting news with you. We will now begin to formulate plans for the smooth integration of the three businesses. We want the new business to present a single face to our water and process customers from the moment Osmonics joins GE, and we need to initiate a rigorous planning process now to make that happen.

There are many open issues and questions to be addressed in the integration process, but some aspects our new business should be self-evident. At the outset, we will be a powerful provider of products and solutions to a wide range of customers, with some 5,400 employees and approximately $1.4 billion in annual revenues. And we intend to grow this business rapidly, taking full advantage of the solid market positions, complementary capabilities, and technological strengths GE Betz, Osmonics, and GEWT all bring to this enterprise. We will make the most of synergy opportunities to broaden our portfolio of products and services for customers worldwide.

Our vision for the business structure will be focused upon product organizations that provide the highest quality products to an integrated commercial force that, in turn, delivers them efficiently to the marketplace. We fully expect that existing sales forces and distribution networks of the three businesses will be the keys to providing these products and services to current and new customers. As usual, we will continue to leverage technology, expertise and best practices from other parts of GE for the benefit of our water and process business customers.

I am committed to keeping you informed of our progress as we plan for this new business entity, and I am excited by the prospect of a great future for the business. I'm counting on the energy and effort of the entire GE Betz team to help us secure that future.

Sincerely,

/s/ George R. Oliver

        This letter shall not constitute an offer of any securities for sale.    The proposed transaction will be submitted to Osmonics' shareholders for their consideration. GE and Osmonics will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders of Osmonics are urged to read the registration statement and the proxy statement/prospectus, and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about GE and Osmonics, at the SEC's Internet site (http://www.sec.gov).

        Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to GE Power Systems, Attention Dennis Murphy, 4200 Wildwood Parkway, Atlanta, Georgia, 30339, 770/859-6948, or to Osmonics, Investor Relations, 5951 Clearwater Drive, Minnetonka, Minnesota, 55343-8995, or 952/933-2277.

        GE, Osmonics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Osmonics in connection with the merger. Information about the directors and executive officers of GE is set forth in the proxy statement on Schedule 14A for GE's 2002 annual meeting of shareholders, as filed with the SEC on March 8, 2002. Information about the directors and executive officers of Osmonics and their ownership of Osmonics common stock is set forth in the proxy statement on Schedule 14A for Osmonics' 2002 annual meeting of shareholders, as filed with the SEC on April 8, 2002.

        Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

        This letter contains forward-looking statements. The following factors, among others, could cause the actual results of the acquisition to differ materially from GE's and Osmonics' expectations: the ability to timely and fully realize the expected cost savings and revenues; competition; changes in economic conditions. Neither GE nor Osmonics assumes any duty to update forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such statements are based on information available as of the date hereof, and are made only as of the date hereof. To the extent that such statements relate to the proposed merger referred to in this letter, there is a risk, among others, that the merger might not be completed.

*******************************************************************

On December 20, 2002, General Electric Company distributed the following e-mail to certain personnel of GE Specialty Materials:

December 20, 2002

Dear GESM Colleague:

As we get ready to wrap up 2002, I have some exciting news to share with all of you. GE Chairman, Jeff Immelt has approved the creation of an integrated GE water and industrial process platform within GE Specialty Materials. The business will combine GE Betz, GE Water Technologies (currently a part of the GE Power Systems portfolio) and Osmonics, a recently announced acquisition which, assuming satisfaction of the closing conditions, is expected to close in the first quarter of 2003. George Oliver will lead this combined business that will remain a part of the GE Specialty Materials portfolio.

The move further validates the strategic direction of GE Specialty Materials as a growth platform. The global industrial water and process market is a $110 billion global opportunity with boundless service and technology possibilities. The combination of GE Betz, GE Water Technologies and the planned Osmonics acquisition is something customers have been asking for—an integrated commercial approach to their water and process needs.

George and his new combined team will now begin the process of meshing their organizations and working toward the successful closing and integration of Osmonics.

As in any integration, there are still many unanswered questions. We are working on the details of this strategic move and will communicate more when appropriate. I hope you are as energized by this news as I am.

I would also like to take this opportunity to wish you and your families a joyous holiday season and a happy and healthy new year. Thanks for your continued support of our strategy and for all you do to keep GE Specialty Materials growing.

Bill

        This e-mail shall not constitute an offer of any securities for sale.    The proposed transaction will be submitted to Osmonics' shareholders for their consideration. GE and Osmonics will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Shareholders of Osmonics are urged to read the registration statement and the proxy statement/prospectus, and any other relevant documents filed with the SEC, when they become available, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about GE and Osmonics, at the SEC's Internet site (http://www.sec.gov).

        Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to GE Power Systems, Attention Dennis Murphy, 4200 Wildwood Parkway, Atlanta, Georgia, 30339, 770/859-6948, or to Osmonics, Investor Relations, 5951 Clearwater Drive, Minnetonka, Minnesota, 55343-8995, or 952/933-2277.

        GE, Osmonics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Osmonics in connection with the merger. Information about the directors and executive officers of GE is set forth in the proxy statement on Schedule 14A for GE's 2002 annual meeting of shareholders, as filed with the SEC on March 8, 2002. Information about the directors and executive officers of Osmonics and their ownership of Osmonics common stock is set forth in the proxy statement on Schedule 14A for Osmonics' 2002 annual meeting of shareholders, as filed with the SEC on April 8, 2002.

        Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

        This e-mail contains forward-looking statements. The following factors, among others, could cause the actual results of the acquisition to differ materially from GE's and Osmonics' expectations: the ability to timely and fully realize the expected cost savings and revenues; competition; changes in economic conditions. Neither GE nor Osmonics assumes any duty to update forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such statements are based on information available as of the date hereof, and are made only as of the date hereof. To the extent that such statements relate to the proposed merger referred to in this e-mail, there is a risk, among others, that the merger might not be completed.